2Q 16 Energy Update  Energy outstandings down $2.7 million in 2Q, or 1.1%, to $249.8 million  19.8% of loans, down from 20.2% at 3/31/16  Direct C&I 80% of balances, Indirect – 20% (CRE and RRE)  C&I Wtd Average Maturity – 3.7 years  Energy reserve stands at 3.3% of energy loans at 6/30/16  Reserves on C&I energy loans 3.8%; Other energy related 1.5%  One energy-related C/O during quarter totaling $400,000  No new energy-related impairments identified during 2Q  Cycle to date NCO’s - $2.9 million or 1.08% of 12/31/14 energy loans 1

2Q 16 Energy Update (cont’d)  Total criticized energy loans 37.2% of total energy loans  vs. 30.4% at 3/31/16  Total criticized up $16.0 million to $92.9 million (up 21%)  Nine energy-related downgrades during quarter  7 relationships downgraded to Special Mention (SM) - $17.2 Million  2 relationships downgraded to Substandard (SS) - $5.1 Million  Only 1 Shared National Credit – $8.5 million or 3% of energy loans  Unfunded Commitments – Only 32% of outstanding balances  $79 million at 6/30/16 - Utilization rate of 42.3% vs. 42.1% at 3/31/16  A/R – 86% of commitments, Equipment 6%, CRE 5%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $31.4 million, 2.5% of total loans 2

Energy Portfolio as of 06/30/2016 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices ($’s in Millions) 3 Collateral Total $’s (Millions) % of Energy Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 42.0 16.8% 71 66 $ 0.6 0.5 Barges, Crew Boats, Marine Vessel 67.9 27.2% 37 25 2.7 6.1 Equipment 82.2 32.9% 187 91 0.9 3.7 Inventory 2.2 0.9% 6 6 0.4 2.5 CD/Mkt. Securities 2.4 1.0% 18 14 0.2 1.4 All Other 3.8 1.5% 99 90 0.0 0.0 Sub Total C & I $ 200.5 80.3% 418 292 $ 0.69 3.7 Commercial Real Estate 45.1 18.1% 78 64 0.7 10.2 Consumer Real Estate 3.7 1.5% 48 44 0.1 10.8 Other 0.4 0.2% 25 25 0.0 0.0 Sub Total Non C & I $ 49.3 19.7% 151 133 $ 0.37 10.2 Total $ 249.8 100.0% 569 425 $ 0.59 5.0

Past Due Energy Loans as of 06/30/2016 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 12.06% of energy loans ($’s in Millions) 4 Collateral Total $’s (Millions) % of Energy Portfolio Total Past Due $’s (Millions) % of Energy Portfolio 0-29 30-59 60-89 90+ Non- Accruals Accounts Receivables $ 42.0 16.8% $ 0.09 0.0% - $ 0.08 - - $ 0.01 Barges, Crew Boats, Marine Vessel 67.9 27.2% 21.34 8.5% - - - - 21.34 Equipment 82.2 32.9% 13.98 5.6% 9.05 0.04 0.78 - 4.11 Commercial Real Estate 45.1 18.1% 5.82 2.3% 2.10 - - - 3.72 Consumer Real Estate 3.7 1.5% 0.26 0.1% 0.26 - - - - Inventory 2.2 0.9% 0.49 0.2% 0.49 - - - - CD/Mkt. Securities 2.4 1.0% 0.42 0.2% 0.42 - - - - All Other 4.2 1.7% 0.15 0.1% 0.11 0.02 0.02 - 0.01 Total $ 249.8 100.0% $ 42.55 17.0% $12.43 $ 0.13 $ 0.80 $ - $ 29.19 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 06/30/2016 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 5 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 2Q16 Total 2Q16 % of Energy Portfolio 1Q16 Total 1Q16 % of Energy Portfolio Prime 1 - - - $ 1.5 - $ 1.5 0.6% $ 0.9 0.4 % Excellent 2 1.6 0.3 - 0.1 - 2.0 0.8% 1.3 0.5 % Above Average 3 48.9 8.8 0.3 - - 58.0 23.2% 59.4 23.5 % Satisfactory 4 69.7 20.2 3.5 0.8 1.2 95.4 38.2% 114.0 45.1 % Total Pass Rated $ 120.1 $ 29.3 $ 3.8 $ 2.4 $ 1.2 $ 156.8 62.8% $ 175.5 69.5 % Other Assets Special Mention 5 30.7 8.6 - - - 39.3 15.7% 26.6 10.5 % Substandard 6 47.2 6.2 0.1 - 0.1 53.6 21.5% 50.3 19.9 % Doubtful 7 0.0 - - - 0.0 0.0 0.0% 0.0 0.0 % Total $ 198.1 $ 44.1 $ 3.9 $ 2.4 $ 1.3 $ 249.8 100.0% $ 252.5 100.0%

Energy Loans by Risk Rating & Collateral as of 06/30/2016 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 6 Collateral Pass Other Assets Special Mention Substandard Doubtful 2Q16 Total 2Q16 % of Energy Portfolio 1Q16 Total 1Q16 % of Energy Portfolio Accounts Receivables $ 25.5 $ 14.0 $ 2.6 - $ 42.0 16.8% $ 43.3 17.3 % Barges, Crew Boats, Marine Vessel 35.4 9.7 22.7 - 67.9 27.2% 71.7 28.4 % Equipment 53.9 6.5 21.8 - 82.2 32.9% 79.1 31.3 % Commercial Real Estate 30.2 8.6 6.3 - 45.1 18.1% 47.1 18.6 % Real Estate 3.7 - 0.0 - 3.7 1.5% 3.5 1.4 % Inventory 1.7 0.5 - - 2.2 0.9% 1.6 0.6 % CD Secured 2.4 - - - 2.4 1.0% 1.7 0.7 % All Other 4.0 0.1 0.0 0.0 4.2 1.7% 4.5 1.8 % Total $ 156.8 $ 39.3 $ 53.6 $ 0.0 $ 249.8 100.0% $ 252.5 100.0%

Energy Loans by Type of Facility as of 06/30/2016 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 7 Facility Type Bal 06.30.16 ($'s in Millions) % of Energy Portfolio Bal 03.31.16 ($'s in Millions) % of Energy Portfolio Net Change 2Q16 Closed-End LOC $ 185.7 74.3% $ 187.2 74.1% - $ 1.5 Revolving LOC 56.8 22.7% 58.5 23.2% - 1.7 Other 7.3 2.9% 6.8 2.7% 0.5 Total $ 249.8 100.0% $ 252.5 100.0% - $ 2.7

Energy Loans Unfunded Commitment as of 06/30/2016 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Combined utilization rate (including straight lines of credit) was 42.3% compared to 42.1% at 03/31/2016. Revolving Lines of Credit ($’s in Millions) 8 Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 107.3 $ 39.5 $ 67.8 Barges, Crew Boats, Marine Vessel 0.5 - 0.5 Equipment 16.6 11.8 4.8 Commercial Real Estate 6.1 2.3 3.8 Real Estate 1.2 0.8 0.4 Inventory 0.8 0.7 0.1 CD Secured 2.1 1.1 1.0 All Other 1.4 0.6 0.8 Total $ 136.1 $ 56.8 $ 79.3